UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06416

DTF Tax-Free Income Inc.

(Exact name of registrant as specified in charter)

55 East Monroe Street, Suite 3600, Chicago, Illinois	60603
(Address of principal executive offices)	(Zip code)

Alan M. Meder	John R. Sagan
DTF Tax-Free Income Inc.	Mayer, Brown, Rowe & Maw LLP
55 East Monroe Street, Suite 3600	71 South Wacker Drive
Chicago, Illinois 60603	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 541-5555

Date of fiscal year end: October 31

Date of reporting period: April 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

LETTER TO

SHAREHOLDERS

June 8, 2007

Dear Fellow Shareholders:

Annual Shareholder Meeting Results:

We are very pleased to report that the shareholders have overwhelmingly approved the changes to DTF’s fundamental investment policies recommended by the Fund’s Adviser and Board. The changes eliminated the investment policy requiring concentration of DTF’s investments in the utilities sector of the municipal market and adopted a new investment policy that DTF may not invest more than 25% of its total assets in any single industry (taken at market value at time of each investment). No changes were proposed to any other Fund investment policy. (The complete proxy material is available on the Fund’s website www.phoenixinvestments.com).

As you may recall from the proxy statement, it is the opinion of your Fund’s managers, that there have been significant changes in the utilities sector of the municipal market over the last decade. Changes in the market, which are likely to persist, have reduced the yields available on municipal utility bonds. The amount of new municipal utility bond issuance has declined, and the credit quality of new municipal utility bond issuances has risen. As a general rule, a decrease in supply and/or an enhancement in credit quality exert downward pressure on bond yields. The combination of both of these trends has, therefore, had the effect of reducing the yields available on municipal utility bonds.

Thank you for voting, and every effort will be made by your Fund’s managers to use the increased diversification flexibility in support of the Fund’s investment objective of current income exempt from federal income tax consistent with the preservation of capital.

The Current Municipal Market Environment and Your Fund:

Several themes are dominating the municipal bond market currently. First, yields are being depressed by strong demand for municipal bonds from institutional and individual investors. Individual investors, the largest class of municipal bond owners, were not major buyers of municipal bonds during the late 1990’s and early 2000’s when the booming stock market attracted the attention of investors and interest rates declined to historically low levels. However, as interest rates have moved moderately higher since 2004 and individual investors have enhanced the diversification of their investment portfolios, the demand for tax-exempt municipal bonds has increased. Further, because municipal bonds are increasingly being used in the investment strategies of hedge funds, broker-dealer accounts, and total return fixed income funds, the sector has experienced increased demand from institutional investors. As these non-traditional tax-exempt buyers continue to enter the market, we expect that demand for municipal bonds will remain strong.

Second, the municipal market is experiencing strong relative performance from the lowest-rated issuers and sectors of the market, especially those rated below investment grade. The higher risk tolerance of institutional investors, and the reduction of risk premiums currently seen in most investment markets are key factors in the relative performance of the lower-rated issuers. Your Fund, of course, purchases only investment grade bonds in accordance with its investment policies.

Nonetheless, we continue to look for opportunities in all sectors of the investment-grade municipal bond market in an effort to maximize the Fund’s earnings. For example, the tobacco bond sector has been the highest yielding segment of the investment-grade municipal market due to high litigation and credit risk. However, several significant legal challenges have been overcome by the tobacco companies thereby improving the risk landscape in the sector. Therefore, we have taken a modest position in the sector, and this allocation could increase if our perception of the legal environment in the sector continues to improve.

Your Fund managers continued to emphasize high quality bonds within a diversified portfolio during the first half of the fiscal year. The Fund’s portfolio currently has an average quality rating of AA. Within the utility segment of the portfolio, the Fund is diversified between electric utility and water and sewer issues. The Fund is also well diversified geographically, with exposure to 28 states and Puerto Rico. We continue to be fully invested along the entire yield curve in order to insulate the portfolio from changes in interest rates or the shape of the yield curve.

As we move forward into the second half of 2007, we anticipate continued economic expansion and a Federal Reserve that will likely keep interest rates steady and base further monetary policy actions on prevailing economic conditions. Factors that could influence the municipal bond market as we move forward include the possibility of further monetary policy changes by the Federal Reserve, the health of the U.S. economy and its labor markets, the performance of equity markets, and potential changes to current tax laws.

Fund Performance:

The following table compares the DTF Fund’s total return, on an NAV and share price basis, to the Lehman Municipal Bond Index for one, three, five and ten year periods:

Annualized Total Return
(04/30/07)[1]
	One Year	Three Years	Five Years	Ten Years

DTF Fund (NAV)[2]	5.6%	4.8%	5.6%	6.3%
DTF Fund (Share Price)[3]	8.3	7.3	6.1	5.7
Lehman Brothers Municipal Bond Index[4]	5.8	4.9	5.2	5.8

1 Past performance is not indicative of future results. Current performance may be lower or higher than the performance in historical periods.

2 Source: Administrator of the Fund. Total return of the Fund represents the change in net asset value from the beginning of the period through the period ending date of 04/30/07 and assumes the reinvestment of dividends and distributions.

3 Source: Administrator of the Fund. Shares of the Fund are traded on the New York Stock Exchange using the symbol DTF. Total return of the Fund represents the change in the DTF share price from the beginning of the period through the period ending date of 04/30/07 and assumes the reinvestment of dividends and distributions in the Fund’s dividend reinvestment plan.

4 Source: Lehman Brothers.

As of April 30, 2007, the Fund was paying a 60 cent annualized dividend with a share price of $14.98. This dividend translated into a taxable equivalent yield of 6.16% for an individual in the highest U.S. federal tax bracket (35%), which is more than 1 1/2-percentage points higher than the yield available on a 10-year taxable U.S. Treasury bond. The Fund reduced its monthly dividend by 1  1/2 cents per share in March of this year. This was only the second reduction in the Fund’s monthly dividend since June of 2000 despite the municipal bond market experiencing 40-year record low levels on municipal interest rates over much of the past few years. This reduction in the monthly dividend was intended to better align the Fund’s monthly distribution with its current and projected earnings.

We continue to appreciate your interest in the DTF Tax-Free Income Fund and look forward to being of continued service in the future.

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	Director, President & CEO

DTF TAX-FREE INCOME INC.

Portfolio of Investments

April 30, 2007 (unaudited)

Principal Amount (000)		Description (a)	Value (Note 1)
		LONG-TERM INVESTMENTS —144.9%
		Alabama—6.0%
		DCH Health Care Auth. Rev.
$1,000		5.125%, 6/1/36	$1,046,150
		Jefferson Cnty. Swr. Rev. Capital Impvt.
3,000	(b)	5.125%, 2/1/29, Ser. A, F.G.I.C. Prerefunded 2/1/09 @ $101	3,101,430
2,100	(b)	5.00%, 2/1/33, Ser. A, F.G.I.C. Prerefunded 2/1/09 @ $101	2,166,591
1,900	(b)	5.00%, 2/1/33, Ser. A, F.G.I.C. Prerefunded 2/1/09 @ $101	1,960,249

			8,274,420

		California—21.3%
		Fresno Swr. Rev., Ser. A-1,
3,030		6.00%, 9/1/09, A.M.B.A.C.	3,191,863
2,000		6.25%, 9/1/14, A.M.B.A.C.	2,253,780
		Golden State Tobacco Sec. Corp. Cal. Rev.,
1,500		5.125%, 6/1/47, Ser. A-1	1,502,865
		Los Angeles Wastewtr. Sys. Rev.,
2,000		5.00%, 6/1/26, Ser. A, M.B.I.A.	2,089,440
		Los Angeles Wtr. & Pwr. Rev.,
1,000		5.25%, 7/1/21, Ser. A-A-1, F.S.A.	1,051,430
1,000		5.375%, 7/1/21, Ser. A-A-2, M.B.I.A.	1,064,910
		Metro Wtr. Dist. Southern California Waterworks Rev.,
1,500		5.00%, 10/1/29, Ser. B-3, M.B.I.A.	1,581,630
		Pomona Sngl. Fam. Mtge. Rev.,
1,375	(b)	7.375%, 8/1/10, Ser. B, GNMA Collateral Escrowed to maturity	1,451,436
		Riverside Cnty. Sngl. Fam. Rev.,
2,500	(b)	7.80%, 5/1/21, Ser. A, GNMA Collateral Escrowed to maturity	3,413,350
		San Bernardino Cnty. Residential Mtge. Rev.,
7,840	(b)	9.60%, 9/1/15, Escrowed to maturity	11,021,629
		Saratoga Unified Sch. Dist., Gen. Oblig.
1,040		Zero Coupon, 9/1/20, Ser. A, F.G.I.C.	592,779

			29,215,112

Principal Amount (000)		Description (a)	Value (Note 1)
		Connecticut—3.4%
		Connecticut St. Health & Edl. Facs. Auth. Rev.,
$1,000		5.00%, 7/1/25, Ser. C, Radian	$1,048,440
		Mashantucket Western Pequot Tribe Spl. Rev., 144A,
3,500	(c)	5.75%, 9/1/18, Ser. B	3,582,600

			4,631,040

		District of Columbia—1.1%
		District of Columbia Wtr. & Swr. Auth. Rev.,
1,500		5.00%, 10/1/33, F.G.I.C.	1,562,580

		Florida—12.4%
		Brevard Cnty. Hlth. Fac. Auth. Rev.,
1,005		5.00%, 4/1/34	1,027,462
		Dade Cnty. Wtr. & Swr. Sys. Rev.,
3,000		5.25%, 10/1/26, F.G.I.C.	3,044,760
		Escambia Cnty. Hlth. Fac. Auth. Rev.,
1,170		5.125%, 10/1/19	1,190,721
		Florida Mun. Ln. Council Rev.,
2,210		5.375%, 8/1/20, Ser. B, M.B.I.A.	2,392,325
		Hillsborough Cnty. Indl. Dev. Auth. Rev.,
2,000		5.00%, 10/1/36	2,031,460
		Miami-Dade Cnty. Stormwater Util. Rev.,
2,000		5.00%, 4/1/27, M.B.I.A.	2,113,680
		St. Petersburg Public Util. Rev.,
5,000	(b)	5.00%, 10/1/28, Ser. A, F.S.A. Prerefunded 10/1/09 @ $101	5,199,450

			16,999,858

		Georgia—16.4%
		Atlanta Wtr. & Wastewtr. Rev., Ser. A,
2,385		5.00%, 11/1/29, F.G.I.C.	2,423,875
2,615	(b)	5.00%, 11/1/29, F.G.I.C. Prerefunded 5/1/09 @ $101	2,690,521
715		5.00%, 11/1/38, F.G.I.C.	724,567
785	(b)	5.00%, 11/1/38, F.G.I.C. Prerefunded 5/1/09 @ $101	807,671
		De Kalb Cnty. Wtr. & Swr. Rev.,
4,000	(b)	5.00%, 10/1/24 Prerefunded 10/1/09 @ $101	4,159,560
		Fulton Cnty. Sch. Dist., Gen. Oblig.
2,000		5.375%, 1/1/16	2,229,140

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value (Note 1)
		Georgia Mun. Elec. Auth. Pwr. Rev., Ser. Y,
$145	(b)	6.40%, 1/1/13, A.M.B.A.C. Escrowed to maturity	$160,577
2,440		6.40%, 1/1/13, A.M.B.A.C.	2,686,879
30	(b)	6.40%, 1/1/13, A.M.B.A.C. Prerefunded 1/1/11 @ $100	32,775
		Georgia Mun. Elec. Auth. Pwr. Rev.,
5,500		6.50%, 1/1/20, Ser. X, A.M.B.A.C.	6,582,730

			22,498,295

		Hawaii—1.5%
		Hawaii Dept. Budget & Fin. Rev.,
2,000		4.80%, 1/1/25, Ser. A, F.G.I.C.	2,038,180

		Idaho 0.7%
		Idaho Hsg. Agcy., Sngl. Fam. Mtge. Sr., Rev.,
535		6.65%, 7/1/14, Ser. B	547,102
373		6.60%, 7/1/27, Ser. B, F.H.A.	381,277

			928,379

		Illinois—4.2%
		Chicago Gen. Oblig.,
4,000		6.25%, 1/1/11, A.M.B.A.C.	4,246,760
		Chicago Multi-Family Hsg. Rev.,
500		4.90%, 3/20/44, F.H.A.	492,585
		Chicago Park Dist., Gen. Oblig.,
1,000		5.00%, 1/1/27, Ser. A, A.M.B.A.C.	1,050,920

			5,790,265

		Indiana—5.7%
		Indiana Mun. Pwr. Agcy., Pwr. Supply Sys. Rev.,
5,000		6.00%, 1/1/13, Ser. B, M.B.I.A.	5,556,000
		Indianapolis Local Pub. Impvt. Bond Bank Waterworks Proj. Rev.,
2,100	(b)	5.25%, 7/1/33, Ser. A, M.B.I.A. Prerefunded 7/1/12 @ $100	2,253,804

			7,809,804

		Iowa—0.7%
		Des Moines Wtr. Rev.,
1,000		4.375%, 12/1/26, M.B.I.A.	1,001,570

		Kentucky—2.3%
		Louisville & Jefferson Cnty. Met. Swr. Dist., Swr. & Drain Sys. Rev.,
2,000		5.00%, 5/15/30, Ser. A, F.G.I.C.	2,038,540
		Louisville & Jefferson Cnty. Metro. Govt. Health Sys. Rev.,
1,000		5.25%, 10/1/36	1,044,530

			3,083,070

Principal Amount (000)		Description (a)	Value (Note 1)
		Massachusetts—6.2%
		Boston Wtr. & Swr. Comm. Rev.,
$2,000		5.00%, 11/1/28, Ser. D, F.G.I.C.	$2,046,220
		Massachusetts St. Dev. Finance Agency, Solid Waste Disp. Rev.
1,500		5.00%, 2/1/36	1,540,140
		Massachusetts St. Tpk. Auth., Metro. Highway Sys. Rev.,
2,355		5.125%, 1/1/23, Ser. B, M.B.I.A.	2,399,910
2,500		4.75%, 1/1/34, Ser. A, A.M.B.A.C.	2,521,675

			8,507,945

		Michigan—3.1%
		Detroit Wtr. Supply Sys. Rev., Ser. A,
2,000	(b)	5.50%, 7/1/24, F.G.I.C. Prerefunded 7/1/11 @ $100	2,138,600
2,000		5.00%, 7/1/30, F.G.I.C.	2,058,180

			4,196,780

		Nebraska—4.0%
		Omaha Pub. Pwr. Dist., Elec. Rev., Ser. B,
2,500	(b)	6.15%, 2/1/12 Escrowed to maturity	2,676,900
2,500	(b)	6.20%, 2/1/17 Escrowed to maturity	2,879,350

			5,556,250

		Nevada—3.4%
		Las Vegas Valley Wtr. Dist., Gen. Oblig.,
1,400		5.00%, 6/1/25, Ser. B, M.B.I.A.	1,469,412
3,000		5.00%, 6/1/32, Ser. A, F.G.I.C.	3,130,440

			4,599,852

		New Jersey—3.2%
		New Jersey St. Gen. Oblig.,
2,000		5.25%, 7/1/17, Ser. H	2,211,500
		New Jersey Trans. Trust Fund Auth. Rev.,
2,000		5.25%, 12/15/22, Ser. A	2,238,740

			4,450,240

		New York—8.9%
		Albany NY Industrial Dev. Agy. Rev.,
1,000		5.00%, 4/1/32, Ser. A	1,014,020
		Long Island Pwr. Auth. Elec. Sys. Rev.,
4,000	(b)	5.25%, 12/1/26, Ser. A, M.B.I.A. Prerefunded 6/1/08 @ $101	4,107,600
800		5.00%, 12/1/35, Ser. B	842,336
		Metro. Trans. Auth. Rev.,
1,000		5.25%, 11/15/31, Ser. A, F.G.I.C.	1,061,560
		New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev.,
5,000		5.00%, 6/15/29, Ser. B, F.S.A.	5,143,800

			12,169,316

See Notes to Financial Statements.

Principal Amount (000)		Description (a)	Value (Note 1)
		Ohio—3.5%
		Hamilton Elec. Sys. Rev.
$1,000		4.60%, 10/15/20, Ser. A, F.S.A.	$1,033,560
		Ohio St. Air Quality Dev. Auth. Rev.,
1,000		4.80%, 9/1/36, Ser. A, F.G.I.C.	1,013,770
		Ohio St. Wtr. Dev. Auth. Rev.,
2,445		5.50%, 6/1/20, Ser. B, F.S.A.	2,823,853

			4,871,183

		Pennsylvania—2.3%
		Delaware Cnty. Auth. Rev.,
2,000		5.00%, 6/1/21, Ser. A, Radian	2,093,300
		Pennsylvania Economic Dev. Fin. Auth. Res. Recov. Rev.,
1,000		4.625%, 12/1/18, Ser. F, A.M.B.A.C.	1,023,740

			3,117,040

		Puerto Rico—0.8%
		Puerto Rico Elec. Pwr. Auth. Rev.,
1,000		5.00%, 7/1/25, Ser. PP, F.G.I.C.	1,057,270

		South Carolina—1.2%
		Spartanburg Waterworks Rev.,
1,500	(b)	5.25%, 6/1/28, F.G.I.C.
		Prerefunded 6/1/14 @ $100	1,637,850

		Tennessee—1.2%
		Tennessee Energy Acquisition Corp. Rev.,
1,500		5.25%, 9/1/20, Ser. A	1,651,410

		Texas—19.3%
		Alliance Airport Auth. Inc. Rev.,
1,000		4.85%, 4/1/21	1,020,290
		Bexar Met. Wtr. Dist. Waterworks Sys. Rev.,
2,500		5.00%, 5/1/25, M.B.I.A.	2,560,125
		Coastal Wtr. Auth. Contract Rev.,
4,000		5.00%, 12/15/25, F.S.A.	4,080,560
		El Paso Wtr. & Swr. Rev.,
1,555		5.50%, 3/1/12, Ser. A, F.S.A.	1,673,538
		Harris Cnty. Gen. Oblig.,
1,650		7.00%, 8/15/10, Ser. A	1,811,254
		Harris Cnty. Toll Road Senior Lien Rev.,
1,000		4.50%, 8/15/36, Ser. A, M.B.I.A.	987,110
		Houston Wtr. & Swr. Sys. Rev.,
1,500	(b)	5.25%, 12/1/23, Ser. B, F.G.I.C. Prerefunded 12/1/10 @ $100	1,574,280
3,500	(b)	5.00%, 12/1/28, Ser. A, F.S.A. Prerefunded 12/1/09 @ $100	3,611,125
		Lower Colorado River Auth. Rev.,
2,000		5.00%, 5/15/31, F.S.A.	2,055,120

Principal Amount (000)	Description (a)	Value (Note 1)
	San Antonio Elec. & Gas Rev.,
$4,000	5.00%, 2/1/18, Ser. A	$4,115,800
	San Marcos Cons. Indept. Sch. Dist., Gen. Oblig.,
2,000	4.375%, 8/1/24, P.S.F.	1,993,880
	University North Texas Rev.,
1,000	4.50%, 4/15/25, F.G.I.C.	1,004,630

		26,487,712

	Virginia—4.1%
	Henrico Cnty. Wtr. & Swr. Rev.,
3,985	5.00%, 5/1/28	4,120,609
	Virginia St. Hsg. Dev. Auth. Rev.,
1,500	4.55%, 1/1/24	1,492,980

		5,613,589

	Washington—3.7%
	Energy Northwest Wind Proj. Rev.,
500	4.75%, 7/1/21, M.B.I.A.	517,160
	King Cnty. Swr. Rev.,
2,500	5.00%, 1/1/31, F.G.I.C.	2,592,450
	Washington St. Pub. Pwr. Supply, Nuclear Proj. No. 2 Rev.,
2,000	6.00%, 7/1/07, Ser. A	2,007,320

		5,116,930

	West Virginia—1.1%
	Monongalia Cnty. Building Commission Hospital Rev.
1,500	5.00%, 7/1/30, Ser. A	1,532,175

	Wyoming—3.2%
	Wyoming St. Farm Loan Brd. Cap. Facs. Rev.,
4,000	5.75%, 10/1/20	4,429,440

	Total long-term investments
	(cost $182,700,641)	198,827,555

Shares
	SHORT-TERM INVESTMENT—0.6%
854,082	Goldman Sachs Tax Exempt Money Market Fund (cost $854,082)	$854,082

	Total Investments—145.5% (cost $183,554,723)	199,681,637
	Other assets in excess of liabilities—1.9%	2,591,763
	Liquidation value of remarketed preferred stock—(47.4%)	(65,000,000)

	Net Assets Applicable to Common Stock—100.0%	$137,273,400

	Net asset value per share of common stock ($137,273,400 / 8,507,456)	$16.14

See Notes to Financial Statements.

[Footnotes to Portfolio of Investments]

(a)	The following abbreviations are used in portfolio descriptions to indicate providers of credit support, in whole or in part:

A.M.B.A.C.—Ambac Assurance Corporation.

F.G.I.C.—Financial Guaranty Insurance Company.

F.H.A.—Federal Housing Authority.

F.S.A.—Financial Security Assurance Inc.

M.B.I.A.—MBIA Insurance Corporation.

P.S.F.—Texas Permanent School Fund.

Radian—Radian Asset Assurance Inc.

(b)	Prerefunded and escrowed to maturity issues are secured by escrowed cash, government obligations, or other securities.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, these securities amounted to a value of $3,582,600 or 2.6% of net assets applicable to common stock.

Summary of State Diversification as a Percentage of Net Assets Applicable to Common Stock

As of April 30, 2007

State	%
California	21.3
Texas	19.3
Georgia	16.4
Florida	12.4
New York	8.9
Massachusetts	6.2
Alabama	6.0
Indiana	5.7
Illinois	4.2
Virginia	4.1
Nebraska	4.0
Washington	3.7
Ohio	3.5
Connecticut	3.4
Nevada	3.4
New Jersey	3.2
Wyoming	3.2
Michigan	3.1
Kentucky	2.3
Pennsylvania	2.3
Hawaii	1.5
South Carolina	1.2
Tennessee	1.2
District of Columbia	1.1
West Virginia	1.1
Puerto Rico	0.8
Idaho	0.7
Iowa	0.7
Short-term investments	0.6

145.5
Other assets in excess of liabilities	1.9
Liquidation value of remarketed preferred stock	(47.4)

100.0%

Summary of Ratings as a Percentage of Long-Term Investments

As of April 30, 2007

Rating*	%
AAA	72.0
AA	18.1
A	4.2
BBB	5.7

100.0

*	Based on the lowest rating of Standard and Poor’s Ratings Services, Moody's Investors Service or Fitch Ratings.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statement of Assets and Liabilities

April 30, 2007

(Unaudited)

Assets

Investments, at value (cost $183,554,723)	$199,681,637

Cash	39,924

Interest receivable	2,933,663

Other assets (Note 7)	217,431

Total assets	202,872,655

Liabilities

Deferred compensation payable (Note 7)	209,815

Investment advisory fee payable (Note 2)	83,013

Dividends payable to common shareholders	38,331

Dividends payable to preferred shareholders	27,923

Administrative fee payable (Note 2)	16,890

Accrued expenses	223,283

Total liabilities	599,255

Remarketed preferred stock ($.01 par value; 1,300 shares issued and outstanding, liquidation preference $50,000 per share) (Note 6)	$65,000,000

Net Assets Applicable to Common Stock	$137,273,400

Capital

Common stock, $.01 par value; 599,998,700 shares authorized, 8,507,456 issued and outstanding (Note 5)	$85,075

Additional paid-in capital	120,440,442

Undistributed net investment income	383,871

Accumulated net realized gain on investment transactions	237,098

Net unrealized appreciation on investments	16,126,914

Net assets applicable to common stock	$137,273,400

Net assets applicable to common stock ($137,273,400 / 8,507,456 shares of common stock issued and outstanding)	$16.14

DTF TAX-FREE INCOME INC.

Statement of Operations

For the Six Months Ended April 30, 2007

(Unaudited)

Investment Income

Interest income	$4,999,327

Expenses

Investment advisory fees (Note 2)	503,723

Directors’ fees and expenses	105,436

Administrative fees (Note 2)	102,768

Remarketing fees	95,248

Professional fees	76,490

Custodian fees and expenses	26,508

Reports to shareholders	20,270

Transfer agent fees and expenses	13,440

Registration fees	11,785

Other	11,254

Total expenses	966,922

Net investment income	4,032,405

Realized and Unrealized Gain/(Loss) on Investments

Net realized gain on investment transactions	297,147

Net change in unrealized appreciation on investments	(2,110,602)

Net realized and unrealized loss on investments	(1,813,455)

Dividends and Distributions on Remarketed Preferred Stock From:

Net investment income	(1,178,570)

Net Increase in Net Assets Resulting from Operations	$1,040,380

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Statements of Changes In Net Assets

	Six Months Ended April 30, 2006 (Unaudited)	For the Year Ended October 31, 2006

Operations

Net investment income	$4,032,405	$8,114,617

Net realized gain/loss on investment transactions	297,147	(36,979)

Net change in unrealized appreciation on investments	(2,110,602)	1,186,762

Dividends and distributions on remarketed preferred stock from net investment income	(1,178,570)	(2,170,074)

Net increase in net assets resulting from operations	1,040,380	7,094,326

Dividends and distributions on common stock from:

Net investment income	(3,062,684)	(6,635,816)

Total dividends and distributions on common stock	(3,062,684)	(6,635,816)

Total increase/(decrease) in net assets	(2,022,304)	458,510

Net Assets Applicable to Common Stock

Beginning of period	139,295,704	138,837,194

End of period (a)	$137,273,400	$139,295,704

(a)includes undistributed net investment income of	$383,871	$592,720

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Financial Highlights

	Six Months Ended April 30, 2007 (Unaudited)		For the Year Ended October 31,
PER SHARE OPERATING PERFORMANCE			2006	2005	2004	2003	2002
Net asset value, beginning of period	$16.37		$16.32	$17.14	$17.02	$16.97	$16.70

Net investment income(1)	0.47		0.95	0.94	1.00	1.04	1.07
Net realized and unrealized gain/(loss) on investment transactions	(0.20)		0.14	(0.63)	0.16	0.05	0.15
Dividends and distributions on remarketed preferred stock from:
Net investment income	(0.14)		(0.26)	(0.16)	(0.08)	(0.08)	(0.11)
Net realized gains	—		—	(0.01)	—	—	—

Net increase from investment operations	0.13		0.83	0.14	1.08	1.01	1.11

Dividends and distributions on common stock from:
Net investment income	(0.36)		(0.78)	(0.85)	(0.96)	(0.96)	(0.84)
Net realized gains	—		—	(0.11)	—	—	—

Total dividends and distributions on common stock	(0.36)		(0.78)	(0.96)	(0.96)	(0.96)	(0.84)

Net asset value, end of period	$16.14		$16.37	$16.32	$17.14	$17.02	$16.97

Per share market value, end of period	$14.98		$15.01	$14.74	$16.15	$15.52	$15.00

TOTAL INVESTMENT RETURN ON COMMON STOCK(2)	0.96%		7.30%	(3.25)%	10.60%	10.22%	9.71%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK(3)
Operating expenses	1.41	%(4)	1.43%	1.40%	1.42%	1.39%	1.37%
Net investment income	5.88	%(4)	5.88%	5.58%	5.86%	6.04%	6.44%
SUPPLEMENTAL DATA
Portfolio turnover rate	6%		7%	11%	11%	6%	15%
Net assets applicable to common stock, end of period (000)	$137,273		$139,296	$138,837	$145,796	$144,819	$144,351
Asset coverage per share of preferred stock, end of the period	$155,595		$157,151	$156,798	$162,150	$161,399	$161,039
Preferred stock outstanding (000)	$65,000		$65,000	$65,000	$65,000	$65,000	$65,000

(1)	Based on average number of shares of common stock outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected.
(3)	Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets applicable to common stock. Ratios do not reflect the effect of dividend and distributions on remarketed preferred stock.
(4)	Annualized.

See Notes to Financial Statements.

DTF TAX-FREE INCOME INC.

Notes to Financial Statements

(Unaudited)

DTF Tax-Free Income Inc. (the “Fund”) was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment grade tax-exempt obligations. Effective on May 31, 2007, the Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.

Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts, which approximates market value.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method.

Federal Income Taxes: It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income and capital gains to shareholders to qualify as a regulated investment company. Therefore, no provision for federal income tax or excise tax is required.

Dividends and Distributions: The Fund will declare and pay dividends on its common stock monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends on the Fund’s preferred stock are accrued and paid on a weekly basis and are determined as described in Note 6.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from investment income and capital gains recorded in accordance with U.S. generally accepted accounting principles.

Recent Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48 (“FIN 48”) entitled “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109”. FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The

Fund will adopt FIN 48 during the fiscal year ending October 31, 2008. The impact on the Fund’s financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund will adopt SFAS 157 during the fiscal year ending October 31, 2009. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”), a subsidiary of Phoenix Investment Partners, Ltd. (“Phoenix” or “PXP”), and an Administration Agreement with Princeton Administrators, LLC (“Princeton”).

The investment advisory fee is computed weekly and payable monthly at an annual rate of 0.50% of the Fund’s average weekly managed assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The administration fee paid to Princeton is computed weekly and payable monthly at an annual rate of 0.15% of the Fund’s average weekly net assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

Pursuant to the Advisory Agreement, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. Pursuant to the Administration Agreement, Princeton provides administration services that include oversight of the Fund’s books and records and preparation of financial statements and other regulatory filings. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2007 aggregated $11,822,433 and $12,117,240, respectively.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$183,002,900	$16,756,254	$77,517	$16,678,737

Note 4. Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2006 and 2005 was as follows:

	10/31/2006	10/31/2005
Distributions paid from:
Tax-exempt income	$8,805,890	$8,327,588
Ordinary income	—	305,732
Capital gains	—	1,018,747

Total distributions	$8,805,890	$9,652,067

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income—net	$286,515
Undistributed long-term capital gains—net	—

Total undistributed earnings	286,515
Capital loss carryforward	(60,049	)*
Unrealized gains/(losses)—net	18,543,721	**

Total accumulated earnings	$18,770,187

*	On October 31, 2006 the Fund had a net capital loss carryforward of $60,049, of which $23,070 expires in 2013 and $36,979 expires in 2014.
**	The difference between book-basis and tax-basis unrealized gains/(losses) is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the tax treatments of deferred expenses.

Note 5. Capital

There are 600 million shares of $0.01 par value stock authorized.

For the six months ended April 30, 2007, the Fund did not issue any shares of common stock in connection with the reinvestment of dividends.

Note 6. Remarketed Preferred Stock

The Fund’s Charter authorizes the issuance of Remarketed Preferred Stock (“RP”). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 3.50% to 4.10% during the six months ended April 30, 2007.

Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Fund’s Charter are not satisfied.

The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund’s directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding shares of preferred stock, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take certain actions requiring a vote of security holders, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 7. Deferred Compensation Program

Effective on January 1, 2000, the Fund established a deferred compensation program for its independent directors. Any director who was not an “interested person” of the Fund and who elected to participate in the program (a “participating director”) was eligible to defer receipt of all or a portion of his or her compensation from the Fund. Any amounts deferred by a participating director were credited to a deferred compensation ledger account (a “deferral account”) established for such director. From January 1, 2000 through December 31, 2004, the deferred compensation program was administered by the Fund’s transfer agent on behalf of the Fund, and all amounts credited to each participating director’s deferral account were deemed to be invested in common stock of the Fund. Participating directors do not have an ownership interest in those shares. Contributions to the deferral account and increases in value of the measuring shares caused the account balance to increase accordingly, while withdrawals from the deferral account and decreases in value of the measuring shares caused the account balance to decrease accordingly. When a participating director retires, the director may elect to receive payments under the plan in a lump sum or in equal installments over a period of up to ten years. If a participating director dies, any amount payable under the plan will be paid to the director’s beneficiaries. Effective on January 1, 2005, administration of new contributions under the deferred compensation program was transferred to Fidelity Investments, which administers similar programs for other investment companies advised by affiliates of Phoenix. The Fidelity Investments program gave participating directors the ability to allocate amounts in their deferral accounts among various investment options, one of which was common stock of the Fund. The acceptance of new contributions under the Fund’s deferred compensation program was discontinued, effective on December 31, 2006. However, the obligation to make payouts to directors with respect to compensation deferred between January 1, 2000 and December 31, 2006 remains a general obligation of the Fund. For this reason, the Fund’s Statement of Assets and Liabilities at April 30, 2007 includes “Deferred compensation payable” in the amount of $209,815, and the $209,815 in deferred compensation investments that support that obligation are included in “Other assets.”

Note 8. Subsequent Events

Subsequent to April 30, 2007, dividends declared and paid on preferred stock totalled $337,337 through June 14, 2007. On May 1, 2007, the Board of Directors of

the Fund declared a dividend of $0.05 per share of common stock payable on May 31, 2007, to common shareholders of record on May 15, 2007. On May 10, 2007, the Board of Directors approved a dividend of $0.05 per share of common stock to be declared on June 1, 2007 payable on June 29, 2007 to common shareholders of record on June 15, 2007.

Note 9. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s Directors to request and evaluate, and the Fund’s investment adviser to a fund to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. During the month of November 2006, assisted by the advice of independent legal counsel, the Board conducted its annual review of the terms of the Fund’s investment advisory agreement with Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”). In the course of that review, the Directors considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made on behalf of the Independent Directors by legal counsel to the Independent Directors. Based on that review, at a meeting held on November 9, 2006, the Board, including the Independent Directors, approved the continuation of the investment advisory agreement for an additional one-year term ending November 30, 2007. In making its determination that such continuation was in the best interests of the Fund and its shareholders, the Board took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Board, and the conclusions reached with respect to each, were the following:

Nature, extent, and quality of services. The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Board with a copy of its most recent investment adviser registration form (“Form ADV”). In evaluating the quality of the Adviser’s services, the Board considered the investment experience and length of service of the individual portfolio managers who provide services to the Fund. The Board noted the various complexities involved in the operations of the Fund, such as the use of leverage in the form of the Fund’s remarketed preferred stock. The Board also took into account its evaluation, conducted earlier in the year, of the Adviser’s compliance program, code of ethics and conflict of interest policies. In light of the foregoing, the Board concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Adviser provided the Board with performance information for the Fund for various periods, measured against two benchmarks: the Lehman Brothers Municipal Bond Index and the Lipper Leveraged Municipal Debt Funds Average. The Board noted that the Fund’s performance generally compared favorably with the benchmarks.

Costs of services and profits realized. The Board considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from their relationship with the Fund. To facilitate the Board’s analysis, the Adviser furnished the Board with information from Lipper Analytical Services Inc., an independent provider of investment company data, comparing the Fund’s advisory and other expenses to the similar expenses of other leveraged municipal debt funds. The comparative data indicated that the Fund’s advisory fees did not differ significantly from the median of similar fees incurred by other leveraged municipal debt funds.

Included in the Adviser’s Form ADV furnished to the Board was comparative information from the Adviser with respect to the fees it charges to investment its advisory clients other than the Fund. However, the Board concluded that the services rendered to other institutional investor clients were not sufficiently comparable to the services rendered to the Fund for a direct comparison of advisory fees to be meaningful.

The Adviser also furnished the Board with copies of its financial statements. In reviewing those financial statements, the Board examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Board considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality services to the Fund. The Board concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Board considered whether the Fund has appropriately benefited from any economies of scale. The Board concluded that currently the Fund is not sufficiently large to realize benefits from economies of scale with fee breakpoints. However, the Board encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.

Indirect benefits. The Board considered possible sources of indirect benefits to the Adviser from its relationship to the Fund. As a fixed-income fund, the Fund does not generate soft dollars. The Board also noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

PROXY VOTING POLICY AND PROCEDURES (Unaudited)

Although the Fund does not typically hold voting securities, the Fund’s Board of Directors has adopted proxy voting procedures whereby Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), would review any proxy solicitation materials on a case-by-case basis and would vote any such securities in accordance with the Adviser’s good faith belief as to the best interests of the Fund and its shareholders. These proxy voting procedures may be changed at any time or from time to time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling toll free (800) 243-4361 ext. 5992 and on the Securities Exchange Commission’s (SEC) website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Form N-Q is also available, without charge, upon request, by calling toll free (800) 243-4361 ext. 5992.

Directors

Francis E. Jeffries, CFA, Chairman

Nancy Lampton, Vice Chairman

Philip R. McLoughlin

Geraldine M. McNamara

Eileen A. Moran

Nathan I. Partain

Carl F. Pollard

David J. Vitale

Officers

Nathan I. Partain, CFA, President & Chief Executive Officer

T. Brooks Beittel, CFA, Secretary

Timothy M. Heaney, CFA, Vice President & Chief Investment Officer

Lisa H. Leonard, Vice President

Alan M. Meder, CFA, Treasurer & Assistant Secretary

Joyce B. Riegel, Chief Compliance Officer

Investment Adviser

Duff & Phelps Investment Management Co.

55 East Monroe Street

Suite 3600

Chicago, IL 60603

Call toll-free (800) 243-4361 ext. 5992

(860) 403-5992

www.phoenixinvestments.com

Administrator

Princeton Administrators, LLC

P.O. Box 9095

Princeton, NJ 08543-9095

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Call toll free (800) 937-5449

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, IL 60606

Legal Counsel

Mayer, Brown, Rowe & Maw LLP

71 South Wacker Drive

Chicago, IL 60606

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

23334J107

23334J206        DTFS

DTF Tax-Free

Income Inc.

Semi-Annual Report

April 30, 2007

ITEM 2.	CODE OF ETHICS.

Not required as this is not an annual filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not required as this is not an annual filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required as this is not an annual filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required as this is not an annual filing.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required as this is not an annual filing.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated April 12, 2007) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF TAX-FREE INCOME INC.

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)

Date	June 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ NATHAN I. PARTAIN
Nathan I. Partain
President and Chief Executive Officer

Date	June 28, 2007

By (Signature and Title)	/s/ ALAN M. MEDER
Alan M. Meder
Treasurer
(Principal Financial and Accounting Officer)

Date	June 28, 2007